Brown Capital Management Mid-Cap Fund Summary Prospectus | July 30, 2012 Investor Shares (BCMSX) CUSIP Number 115291809

  B R O W N    C A P I T A L    M A N A G E M E N T

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.browncapital.com. You can also get this information at no cost by calling 1-877-892-4BCM (1-877-892-4226) or by sending an e-mail request to information@browncapital.com. The Fund’s Prospectus and Statement of Additional Information dated July 30, 2012 are incorporated by reference into this Summary Prospectus.

Investment Objective.   The Mid-Cap Fund seeks long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments.

Fees and Expenses of the Fund.   These tables describe the fees and expenses that you may pay if you buy and hold shares of the Mid-Cap Fund.

Shareholder Fees
(fees paid directly from your investment)	Investor Shares
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None
Redemption Fee (as a % of amount redeemed)	None

 Annual Fund Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.75%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	1.76%
Fee Waivers and/or Expense Reimbursements[2]	(0.60%)
Total Annual Fund Operating Expenses After Waivers and/or Expense Reimbursements[2]	1.16%

1.
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights. The information in the Financial Highlights reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

2.
The Advisor has entered into an Expense Limitation Agreement with the Mid-Cap Fund under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Mid-Cap Fund and to assume other expenses of the Mid-Cap Fund, if necessary, in an amount that limits the Mid-Cap Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the

Mid-Cap Fund’s business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 0.90% until July 31, 2013. The Expense Limitation Agreement may not be terminated by either party prior to that date. Subject to certain conditions such as Fund asset levels being at certain thresholds and operating expenses for the Mid-Cap Fund being less than the operating expense limit for the Mid-Cap Fund, the Mid-Cap Fund may at a later date reimburse the Advisor for fees waived or limited and other expenses assumed by the Advisor pursuant to the Expense Limitation Agreement. Reimbursement for fees previously waived are subject to Board approval and are only applicable to fees waived or limited and other expenses assumed by the Advisor in the prior three (3) fiscal years.

Example.   This example is intended to help you compare the cost of investing in the Mid-Cap Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Mid-Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Mid-Cap Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$118	$496	$898	$2,024

Portfolio Turnover.   The Mid-Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Mid-Cap Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Mid-Cap Fund’s performance. During the most recent fiscal year, the Mid-Cap Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies.   The Mid-Cap Fund seeks to achieve its investment objective by investing at least 80% of its assets in a portfolio of equity securities of companies whose market capitalizations qualify them to be considered as “mid-cap” companies. The Mid-Cap Fund typically invests in common stocks, but has the ability to invest in other types of equity securities such as preferred stocks, convertible bonds, and warrants. The Advisor considers a company to be a “mid-cap” company if it has, at the time of purchase by the Mid-Cap Fund, a market capitalization within the range of market values of issuers included in the Russell Midcap® Growth Index. On June 29, 2012, the market value of companies in the Russell Midcap® Growth Index ranged from approximately $1.99 billion to approximately $55.65 billion. The Advisor intends to invest in companies that, at a minimum, meet two specific criteria. First, the Advisor identifies a company that the Advisor believes can generate a prospective earnings growth rate in excess of the overall market’s earnings growth rate. This determination is generated from fundamental analysis and the Advisor’s assessment of the company’s growth prospects over the next three to five years. Second, the company’s stock should be selling at a reasonable valuation. Reasonable valuation is determined by applying a risk-adjusted price to earnings (“P/E”) multiple to Advisor-forecasted earnings per share (“EPS”) targets.

The foundation of the Advisor’s investment process is fundamental analysis that principally includes:

•	financial statement analysis;
•	management interviews;
•	industry analysis; and
•	competitor analysis.

This analysis represents approximately 80% of the Advisor’s investment approach. Companies are identified through Advisor-developed quantitative screens including:

•	historical EPS growth;
•	return on equity; and
•	debt-to-total capital.

Companies may also be identified through a number of other means including:

•	external research sources;
•	investment conferences;
•	in-office management visits; and
•	industry trends.

Critical to the Advisor’s assessment of a company’s future growth prospects is an understanding of what internal and external factors drove the company’s historical revenue and earnings growth. The Advisor creates financial models that reflect its expectations for revenue growth, profitability, operating leverage, financial leverage, cash flow sources and uses, and earnings per share growth. When its fundamental analysis reveals that a company can sustain an above-market earnings growth rate, the Advisor next determines whether the company is trading at a reasonable valuation.

Valuation analysis is the remaining 20% of the investment approach. To make that determination, the Advisor uses company-specific risk premiums developed by the Advisor that when combined with a risk-free rate of return (5-year Treasury yield), establishes a risk-adjusted required return for that specific company. The required return is translated into a P/E multiple.

The Advisor typically sells securities from the Mid-Cap Fund’s portfolio when the Advisor determines that a company’s future growth prospects are diminishing, and/or its valuation is no longer reasonable.

Principal Risks of Investing in the Fund.   An investment in the Mid-Cap Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Mid-Cap Fund will be successful in meeting its investment objective. Generally, the Mid-Cap Fund will be subject to the following risks:

•	Market Risk: Market risk refers to the possibility that the value of equity securities held by the Mid-Cap Fund may decline due to daily fluctuations in the securities markets.

•	Investment Style Risk: The performance of the Mid-Cap Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

•	Investment Advisor Risk: The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Mid-Cap Fund to achieve its investment objectives.

•
Market Sector Risk:   The percentage of the Mid-Cap Fund’s assets invested in various industries and sectors will vary from time to time depending on the Advisor’s perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market.

•
Equity Securities Risk:   To the extent that the majority of the Mid-Cap Fund’s portfolio consists of common stocks, it is expected that the Mid-Cap Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

•
Mid-Cap Companies Risk:    Investing in the securities of mid-cap companies generally involves greater risk than investing in larger, more established companies. Although investing in securities of medium-sized companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.

•
Portfolio Turnover Risk:    Although the Advisor intends to hold the Mid-Cap Fund’s portfolio securities for the long-term, the Mid-Cap Fund may sell portfolio securities without regard to the length of time they have been held. The Mid-Cap Fund’s portfolio turnover rate is expected to be less than 100%, but could be higher in any given year. As a higher portfolio turnover rate may involve paying brokerage commissions and other transactions costs, it could result in additional expenses for the Mid-Cap Fund.

Performance Information.   The bar chart and table shown below provide an indication of the risks of investing in the Investor Shares of the Mid-Cap Fund by showing changes in the Mid-Cap Fund’s performance from year to year and by showing how the Mid-Cap Fund’s average annual total returns compare to that of two broad-based securities market indexes. Prior to November 30, 2011, the Investor Shares did not have a 12b-1 fee. The performance reflected in the bar chart has been restated to reflect the effect of the 12b-1 fee for the Investor Shares. The Mid-Cap Fund’s past performance is not necessarily an indication of how the Mid-Cap Fund will perform in the future. Updated information on the Mid-Cap Fund’s results can be obtained by visiting: http://browncapital.com/mid-funds-overview.html.

Quarterly Returns During This Time Period
Highest return for a quarter	22.52%	Quarter ended June 30, 2009
Lowest return for a quarter	-17.73%	Quarter ended September 30, 2011
Year-to-date return as of most recent quarter	3.34%	Quarter ended June 30, 2012

Average Annual Total Returns Periods Ended December 31, 2011	Past 1 Year	Past 5 Years	Since Inception
Mid-Cap Fund
Before taxes	-1.81%	8.06%	10.47%
After taxes on distributions	-1.83%	7.49%	9.71%
After taxes on distributions and sale of shares	-1.15%	6.69%	8.97%
S&P MidCap 400® Index	-1.73%	3.32%	10.14%
Russell MidCap® Growth Index	-1.65%	2.44%	10.49%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).

Management.

Investment Advisor.   Brown Capital Management, LLC is the Mid-Cap Fund’s Investment Advisor.

Portfolio Managers.   The Mid-Cap Fund is team-managed by Eddie C. Brown (founder, President, Chief Executive Officer, and Senior Portfolio Manager of the Advisor), Calvin H. Baker (Managing Director and Senior Portfolio Manager of the Advisor), Maurice L. Haywood (Managing Director and Senior Portfolio Manager of the Advisor), Walton D. Pearson (Managing Director and Senior Portfolio Manager of the Advisor), and Daman C. Blakeney (Director/Portfolio Manager of the Advisor). Mr. Brown, Mr. Baker, and Mr. Haywood have each served as portfolio manager for the Mid-Cap Fund since its inception in 2002, Mr. Pearson has served as portfolio manager since 2005, and Mr. Blakeney has served as portfolio manager since 2008.

Purchase and Sale of Fund Shares.   The Fund’s minimum initial investment for Investor Shares is $5,000 ($2,000 for IRA and Keogh Plans). The Fund’s minimum subsequent investment is $500 ($100 under an automatic investment plan).

Purchase and redemption orders by mail should be sent to the Brown Capital Management Mutual Funds, specifying Fund name and share class, c/o ALPS Fund Services, Inc., P.O. Box 1466, Denver, Colorado 80201. Redemption orders by facsimile should be transmitted to 1-866-205-1499. Please call the Fund at 1-877-892-4BCM (1-877-892-4226) to conduct telephone transactions or to receive wire instructions for bank wire orders. The Fund has also authorized certain broker-dealers to accept purchase or redemption orders on its behalf. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information.   The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax deferred arrangement (in such arrangement taxes will be deferred until a later time), such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.   If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.